UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 25, 2021

Ventas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Ventas, Inc. (the “Company”) was held on May 25, 2021. Represented at the Annual Meeting were 341,856,152 shares, or 91.14%, of the Company’s 375,053,524 shares of common stock outstanding and entitled to vote at the Annual Meeting.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 13, 2021. The vote required for approval of Proposal 1 is based on a majority of votes cast, while the vote required for Proposals 2 and 3 is based on a majority of shares present (in person or by proxy) and entitled to vote. Abstentions have no effect on Proposal 1 and are counted as “against” on Proposals 2 and 3. Broker non-votes have no effect on Proposals 1 and 2.

1.	The election of eleven directors to terms expiring at the 2022 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Melody C. Barnes	313,988,349	2,255,900	212,396	25,399,507
Debra A. Cafaro	277,855,483	17,657,895	20,943,267	25,399,507
Jay M. Gellert	305,311,519	10,918,955	226,171	25,399,507
Matthew J. Lustig	311,192,800	5,031,089	232,756	25,399,507
Roxanne M. Martino	308,615,771	7,625,687	215,187	25,399,507
Marguerite M. Nader	315,119,887	1,120,529	216,229	25,399,507
Sean P. Nolan	313,797,674	2,428,528	230,443	25,399,507
Walter C. Rakowich	293,516,578	22,709,748	230,319	25,399,507
Robert D. Reed	305,921,793	10,305,677	229,175	25,399,507
James D. Shelton	278,928,137	37,300,191	228,317	25,399,507
Maurice S. Smith	315,136,423	1,079,741	240,481	25,399,507

2.	The approval, on an advisory basis, of the compensation to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
270,414,155	45,533,185	509,305	25,399,507

3.	The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

For	Against	Abstain	Broker Non-Votes
340,909,590	531,596	414,966	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: May 27, 2021	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, General Counsel and Ethics and Compliance Officer